L BRANDS ANNOUNCES RESULTS AS OF EARLY PARTICIPATION DATE AND DETERMINATION OF PRICING TERMS OF EXCHANGE OFFERS

Columbus, Ohio (June 14, 2018) — L Brands, Inc. (the “Company”) (NYSE: LB) announced today the results, as of 5:00 p.m., New York City time, on June 13, 2018 (the “Early Participation Date”) of its previously announced private offers (the “Offers”) to exchange certain of its outstanding senior notes listed in the table below (collectively, the “Outstanding Notes”) ..

Early Results and Pricing Terms

Based on information provided by D.F. King & Co., Inc., the exchange agent for the Offers, $325 million aggregate principal amount of Outstanding Notes were validly tendered for exchange and not validly withdrawn as of the Early Participation Date.

The pricing terms were determined as of 11:00 a.m., New York City time, on June 14, 2018 (the “Price Determination Date”) in accordance with the terms set out in the confidential offering memorandum, dated May 31, 2018 (the “Confidential Offering Memorandum”).

The Total Exchange Consideration identified below for the Outstanding Notes was determined as set forth in the Confidential Offering Memorandum and will be paid in a combination of New Notes and cash. The Total Exchange Consideration includes an early participation premium of $50 payable in New Notes to Eligible Holders who have validly tendered and who have not validly withdrawn their Outstanding Notes prior to the Early Participation Date.

The following table indicates, among other things, the principal amount of Outstanding Notes validly tendered and accepted for exchange as of the Early Participation Date and the Total Exchange Consideration for each $1,000 principal amount of Notes:

			Composition of Total Exchange Consideration(1)
CUSIP	Title of Security	Principal Amount Tendered and Accepted as of Early Participation Date	Early Participation Premium (New Notes)	New Notes Component	Cash Component	Total Exchange Consideration
532716AS6	7.000% Senior Notes due 2020	$61,619,000	$50.00	$850.00	$170.94	$1,070.94
532716AT4	6.625% Senior Notes due 2021	$220,056,000	$50.00	$850.00	$182.87	$1,082.87
532716AU1	5.625% Senior Notes due 2022	$43,840,000	$50.00	$950.00	$32.15	$1,032.15

(1) The Total Exchange Consideration will be paid in a combination of (a) a principal amount of New Notes (the “New Notes Component”), (b) an amount of cash equal to the cash component (the “Cash Component”) and (c) a principal amount of New Notes equal to the Early Participation Premium (exclusive of accrued interest).

In addition to the Total Exchange Consideration or Exchange Consideration, as applicable, eligible holders with Outstanding Notes that are accepted for exchange will receive a cash payment representing (i) the accrued and unpaid interest to, but not including, the applicable

VICTORIA’S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230

settlement date on Outstanding Notes accepted for exchange and (ii) amounts due in lieu of any fractional amounts of New Notes.

The New Notes will mature on January 15, 2027 and will bear interest at a rate per annum of 6.694%, which is equal to the sum of (i) the bid-side yield on the 10-Year Treasury on the Price Determination Date (2.944%) and (ii) 3.750% (375 basis points). The Company expects to deliver New Notes and cash in exchange for tendered Outstanding Notes accepted for exchange on June 18, 2018 (the “Early Settlement Date”), subject to satisfaction or waiver of the conditions to the Offers and in accordance with the other terms and conditions disclosed in the Confidential Offering Memorandum. The Company expects the acceptance of all tendered Outstanding Notes to result in the issuance of approximately $297 million aggregate principal amount of New Notes and has waived the condition that at least $300.0 million aggregate principal amount of New Notes be issued in exchange for Outstanding Notes.

The Offers will expire at 11:59 p.m., New York City time, on June 27, 2018, unless extended by the Company. In accordance with the terms of the Offers, tendered Outstanding Notes may no longer be withdrawn.

The New Notes have not been registered under the Securities Act of 1933 (as amended, the “Securities Act”) or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the offers are being made, and the New Notes are being offered and will be issued, only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”), and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in compliance with Regulation S under the Securities Act (such holders, the “eligible holders”). Only eligible holders who have completed and returned an eligibility certification (the “eligibility certification”), available from D.F. King & Co., are authorized to receive and review the offering memorandum and to participate in the offers. The Company will enter into a registration rights agreement with respect to the New Notes.

Documents relating to the Offers will only be distributed to holders of the Outstanding Notes that complete and return a letter of eligibility confirming that they are eligible holders. Holders of the Outstanding Notes that desire a copy of the eligibility letter may contact D.F. King & Co., Inc., the information agent for the Offers, by calling toll-free at (212) 269-5550 or toll free at (888) 548-6498 or e-mailing lb@dfking.com. Holders of the Outstanding Notes may also complete and submit a letter of eligibility online at www.dfking.com/lb.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Offers are being made solely pursuant to the Confidential Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

ABOUT L BRANDS:

L Brands, through Victoria’s Secret, PINK, Bath & Body Works, La Senza and Henri Bendel, is an international company. The company operates approximately 3,070 company-owned specialty stores in the United States, Canada, the United Kingdom, Ireland and Greater China, and its brands are sold in more than 800 additional franchised locations worldwide. The company’s

VICTORIA’S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230

products are also available online at www.VictoriasSecret.com, www.BathandBodyWorks.com, www.HenriBendel.com and www.LaSenza.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

•	general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

VICTORIA’S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230

•	political instability, significant health hazards, environmental hazards or natural disasters;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	potential delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	our ability to retain key personnel;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

VICTORIA’S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230

•	our ability to maintain the security of customer, associate, third-party or company information;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. In evaluating those statements, you should specifically consider various factors, including risks and uncertainties discussed in the Confidential Offering Memorandum. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2017 Annual Report on Form 10-K.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
(614) 415-6704	(614) 415-7072
apreston@lb.com	communications@lb.com

VICTORIA’S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230

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